SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                                 _____________

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 7, 2004



                                MORGAN STANLEY
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



                1-11758                                 36-3145972
         (Commission File Number)            (IRS Employer Identification No.)



               1585 Broadway
            New York, New York                               10036
(Address of principal executive offices)                   (Zip Code)

                                (212) 761-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.          Other Events

On January 7, 2004, Morgan Stanley (the "Company") announced that Dr. Klaus Zumwinkel, the chairman of the board of management of Deutsche Post AG, has been elected to the Company's Board of Directors to replace Mr. Edward Brennan, who resigned from the Company's Board of Directors last year after he was named chairman of AMR Corp. Dr. Zumwinkel, whose election is effective February 1, 2004, will be a member of the class of directors whose term expires at the Company's 2004 annual meeting of stockholders.

The Company also announced that Sir Howard Davies has been nominated for election to the Board of Directors at the 2004 annual meeting of stockholders.

A copy of the Company's press release related to the election of Dr. Zumwinkel and the nomination of Sir Howard is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

Item 7.          Financial Statements and Exhibits

(c) Exhibits

Exhibit No.      Description

99.1             Press release of the registrant dated January 7, 2004.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MORGAN STANLEY


                                      By:  /s/ William J. O'Shaughnessy, Jr.
                                         -------------------------------------
                                         Name:   William J. O'Shaughnessy, Jr.
                                         Title:  Assistant Secretary



Date:  January 8, 2004